GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated June 13, 2025

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2025

Guardian Growth & Income VIP Fund and Guardian Core Plus Fixed Income VIP Fund (each, a “Fund,” and collectively, the “Funds”):

Effective immediately, the following changes have been made to the Prospectus with respect to the applicable Fund as shown below:

Guardian Growth & Income VIP Fund

1.            The “Management” section of the Prospectus has been revised to add the following individual as a Portfolio Manager with respect to the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Adam Yee	Portfolio Manager and Senior Quantitative Analyst—US Relative Value; Senior Quantitative Analyst—US Growth Equities	June 13, 2025

John H. Fogarty, CFA, Vinay Thapar, CFA and Chris Kotowicz, CFA remain Portfolio Managers of the Fund.

Guardian Core Plus Fixed Income VIP Fund

2.            The “Management” section of the Prospectus has been revised to add the following individuals as Portfolio Managers with respect to the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Karen J. Gunnerson	Senior Managing Director and Portfolio Manager	June 13, 2025
Yoana N. Koleva, CFA	Partner and Portfolio Manager	June 13, 2025

Robert A. Lee, Kewjin Yuoh, Andrew H. O’Brien, CFA, Steven F. Rocco, CFA, Leah G. Traub, Adam C. Castle, CFA and Harris A. Trifon remain Portfolio Managers of the Fund.

3.            The disclosure under the heading “Portfolio Managers” of the Prospectus has been revised to add the following information on page 159 with respect to Guardian Growth & Income VIP Fund:

Adam Yee

Portfolio Manager and Senior Quantitative Analyst—US Relative Value; Senior Quantitative Analyst—US Growth Equities of AB

Mr. Yee joined the firm in 2004 and is a Senior Vice President, Portfolio Manager and Senior Quantitative Analyst for US Relative Value. He is also a Senior Quantitative Analyst for the US Growth Equities team. Mr. Yee previously served as a senior associate portfolio manager within the Global Portfolio Management Group, where he covered growth equity products. Mr. Yee holds a BA in economics from Trinity College and an MBA in finance from Fordham University’s Graduate School of Business (now the Gabelli School of Business).

4.            The disclosure under the heading “Portfolio Managers” of the Prospectus has been revised to add the following information on page 163 with respect to Guardian Core Plus Fixed Income VIP Fund:

Karen J. Gunnerson

Senior Managing Director and Portfolio Manager of Lord Abbett

Ms. Gunnerson is Senior Managing Director and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2017 and has been a member of the team since 2024.

Yoana N. Koleva, CFA

Partner and Portfolio Manager of Lord Abbett

Ms. Koleva is a Partner and Portfolio Manager of Lord Abbett. She joined Lord Abbett in 2011 and has been a member of the team since 2025.

All Funds:

Effective immediately, the following changes have been made to the SAI:

5.            The table on page 54 of the SAI that provides information about the Officers of the Trust has been revised to add the following individual:

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Joshua Lake (born 1976)	Assistant Treasurer and Fund Controller (since June 2025)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America (since May 2025); Vice President, Fund Reporting Manager II at The Bank of New York Mellon (BNY) prior thereto.

6.            The “Subadvisory Fee Schedules” section on page 63 has been revised with respect to Guardian Core Plus Fixed Income VIP Fund as follows:

Subadviser	Fund	Annual Subadvisory Fee
Lord Abbett	Guardian Core Plus Fixed Income VIP Fund	0.20% on first $100 million in assets; 0.16% on next $200 million in assets; 0.12% on assets over $300 million

7.            The “Other Accounts Managed” section of the SAI, which begins on page 75, has been revised to include the information shown below*:

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets by Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
AllianceBernstein Adam Yee	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett Karen J. Gunnerson	Registered Investment Companies	5	$8,976	0	$0
	Other Pooled Investment Vehicles	3	$2,551	0	$0
	Other Accounts	0	$0	0	$0
Lord Abbett Yoana N. Koleva, CFA	Registered Investment Companies	7	$62,888	0	$0
	Other Pooled Investment Vehicles	1	$1,630	0	$0
	Other Accounts	1	$81	0	$0

*Data for Mr. Yee is as of May 1, 2025 and data for Ms. Gunnerson and Ms. Koleva is as of April 30, 2025. As of the date of this supplement, Mr. Yee, Ms. Gunnerson and Ms. Koleva did not own any shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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